                        Banc of America Securities LLC

                                                                          [LOGO]
--------------------------------------------------------------------------------

RMBS New Issue Term Sheet


Saxon Asset Securities Trust 1999-5
Mortgage Loan Asset Backed Certificates, Series 1999-5
Classes AF, MF1, MF2, & BF
$300,000,000 (approximate)



Saxon Asset Securities Company
Depositor



Saxon Mortgage, Inc.
Seller and Master Servicer


October 7, 1999

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Saxon Asset Securities Trust 1999-5
         Class AF, MF1, MF2, & BF Certificates
         $300,000,000 (approximate)
--------------------------------------------------------------------------------

                             OFFERED CERTIFICATES*
                             ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Expected                 Approximate   Approximate   Approximate   Approximate   Principal
                                       Ratings                    Average       Average       Modified      Modified      Window
                           Class     (See Rating   Approximate      Life          Life        Duration      Duration      (Call)
        Class           Description   Agencies)       Size         (Call)      (Maturity)      (Call)      (Maturity)   in months
------------------------------------------------------------------------------------------------------------------------------------
         AF                 PT         AAA/Aaa     264,000,000      3.15          3.38          2.56          2.66        1 - 102
------------------------------------------------------------------------------------------------------------------------------------
         MF1                MEZ        AA/Aa2       14,250,000      5.68          6.22          4.31          4.55       37 - 102
------------------------------------------------------------------------------------------------------------------------------------
         MF2                MEZ         A/A2        12,000,000      5.68          6.14          4.24          4.44       37 - 102
------------------------------------------------------------------------------------------------------------------------------------
         BF                 SUB       BBB/Baa2       9,750,000      5.68          5.93          4.11          4.21       37 - 102
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
                    Principal     Final
                      Window      Legal
                    (Maturity)  Maturity
      Class         in months     Date
-----------------------------------------
       AF             1 - 190   12/1/2030
-----------------------------------------
       MF1           37 - 173   12/1/2030
-----------------------------------------
       MF2           37 - 157   12/1/2030
-----------------------------------------
       BF            37 - 136   12/1/2030
-----------------------------------------

--------------------------------------------------------------------------------
Fixed Rate Certificates
-----------------------
1. All Classes are backed by Fixed Rate Home Equity Mortgage Loans with Agency-conforming balances.

2. All Classes are payable monthly starting in December 1999 with fixed pass-through rates calculated on a (30/360) basis accruing from 11/1/99.

3.  Classes AF, MF1 and MF2 are priced to call.

4. The Optional Call is 10% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans plus the original Pre-funded Amount. If the Optional Call is not exercised by the Servicer the coupons on the Class AF, MF1 and MF2 Certificates will increase by 0.50%.

5. All Classes are priced using 100% PPC. 100% PPC describes prepayments starting at 2.4% CPR in month 1, increasing by approximately 2.4% CPR per month to 24% CPR in month 10, and remaining at 24% CPR thereafter.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Structure Summary
-----------------
1. Credit Enhancement is provided using excess cash, overcollateralization and subordination.

2. On each Distribution Date (a) before the Stepdown Date or (b) with respect to which a trigger event is in effect, the Principal Distribution Amount will be distributed sequentially to the Class AF, Class MF1, Class MF2 and Class BF Certificates, in that order, until each Certificate has been reduced to zero.

3. Following the occurrence of the Stepdown Date and so long as no Trigger Event is in effect, the Certificates will be paid in accordance with enhancement targets equal to two times the initial enhancement level for each class. The Required Overcollateralization Amount is subject to a floor equal to 0.50% of the sum of the Cut-off Date Pool Principal Balance and the Pre-Funded Amount.
--------------------------------------------------------------------------------

*Illustrative only based upon fixed rate Agency-conforming balance loans Underwritten by Saxon to Saxon's Underwriting Guidelines.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Saxon Asset Securities Trust 1999-5
         Classes AF, MF1, MF2, & BF Certificates
         $300,000,000 (approximate)
--------------------------------------------------------------------------------

                               SUMMARY OF TERMS
                               ----------------

Seller and
Master Servicer:         Saxon Mortgage, Inc.

Depositor:               Saxon Asset Securities Trust.

Servicer:                Meritech Mortgage Services, Inc.

Trustee:                 Chase Bank of Texas, NA

Offering:                Public; subject to a variance of plus or minus 2.0%.

Manager:                 Banc of America Securities LLC

Expected
Cut-Off Date:            November 1, 1999

Expected
Pricing Date:            October 7, 1999 or agreed upon date.

Expected
Closing Date:            November 30, 1999

Settlement:              All Certificates settle with accrued interest.

Registration:            Certificates will be available in book-entry form
                         through DTC, Euroclear or CEDEL.

Payment Date:            The 25/th/ of each month (or next succeeding business
                         day), beginning December 27, 1999.

Final Mortgage
Loans: The Final Mortgage Loans delivered to the Trust, except for the Prefunded Mortgage Loans, will be based on balances as of November 1, 1999. All of the Mortgage Loans delivered to the Trust will be subject to the Collateral Stipulations set forth herein.

Pre-funding:             On the Closing Date, the Depositor may deposit funds
                         into a Prefunding Account to be used to purchase additional Fixed Rate Mortgage Loans during a set period. The Prefunding Account is not expected to exceed 25% of the aggregate initial Principal Balance of the Certificates. Any amounts remaining in the account at the end of the period will be distributed as a prepayment of principal to the holders of the Class
                         AF Certificates.

Interest
Remittance Amount:       With respect to each Payment Date and each Class of
                         Certificates, interest accrued during the Accrual
                         Period at the related Pass-Through Rate on the related
                         Certificate Principal Balance immediately prior to that Payment Date.

Accrual Period:          Each period relating to the accrual of interest.
                         Interest on each Certificate will accrue from and including the first day of each month, commencing
                         November 1, 1999 to and including the last day of such month.

Interest Calculation:    Class AF, MF1, MF2, and BF Certificates are payable
                         monthly starting in December 1999 with fixed Pass-
                         Through Rates calculated on a (30/360) basis. If the Optional Call is not exercised by the

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Saxon Asset Securities Trust 1999-5
         Class AF, MF1, MF2, & BF Certificates
         $300,000,000 (approximate)
--------------------------------------------------------------------------------

                         Servicer, the coupon on the Class AF, MF1 and MF2 Certificates will increase by 0.50%.

Available
Funds Cap:               The Certificates may be subject to an available funds
                         cap. The cap is calculated as the weighted average coupon for the mortgage loans less the Servicing Fee, the Master Servicing Fee and the [Trustee Fee].
                         Shortfalls due to this available funds cap will not be carried forward.

Optional Call:           10% optional clean-up call.

Denominations:           $1,000 minimum and integral multiples of $1 in excess
                         thereof.

Tax Status:              REMIC

ERISA: The senior certificates are expected to be ERISA eligible; All other Classes of Certificates are not expected to be ERISA eligible.

SMMEA: Only the Class AF and MF-1 Certificates are expected to be SMMEA eligible after the end of the Pre-funding Period.

Rating Agencies:         S&P or Moody's plus 1 other.

Contact:                 Banc of America Securities LLC
                         Mortgage Syndicate
                         Chris Hentemann          (email:  chrishe@ncmi.com)
                         Mark Ryan                (email:  mark.ryan@ncmi.com)
                         Alex Cha                 (email:  alex.i.cha@ncmi.com)
                         (704) 386-7744           (Phone)
                         (704) 335-5904           (Fax)

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Saxon Asset Securities Trust 1999-5
         Class AF, MF1, MF2, & BF Certificates
         $300,000,000 (approximate)
--------------------------------------------------------------------------------

                      Saxon Asset Securities Trust 1999-5
            Mortgage Loan Asset Backed Certificates, Series 1999-5
                         Fixed Rate Home Equity Loans
                            Collateral Stipulations

       ----------------------------------------------------------------------------------------------
       Product                                                          Fixed Rate Home Equity Loans
                                                                          Agency-conforming Balance
       Amount                                                                $     300,000,000 +/- 2%
       Settlement Date (est.)                                                       November 30, 1999
       Weighted Average Gross Coupon                                                       ***  9.90%
       Servicer and Trustee Fee                                                                 0.55%
       Weighted Average LTV                                                               **** 80.00%
                                                            Max LTV                            95.00%
                                                          LTV ***** 80%                   **** 39.00%
       Occupancy - Owner-occupied                                                          *** 89.00%
       Delinquency 60+ days                                                                     0.00%
       Property Type - SFR                                                                 *** 78.00%
       Full Documentation                                                                  *** 74.00%
       Lien Position                                                                       100% First
       Balloon Loans                                                                      **** 57.00%
       Credit Grade*
                                                              A+                                5.00%
                                                              A                            *** 18.00%
                                                              A-                           *** 40.00%
                                                              B                          ****  18.00%
                                                              C                          ****  12.00%
                                                              D                          ****   2.00%
       Expected Rating Agencies                                           S&P or Moody's plus 1 other
       Approximate Size/Subordination**                      AAA          88.00% / 12.00%, +/-  1.00%
                                                              AA             4.75% / 7.25%, +/_ 1.00%
                                                              A             4.00% / 3.25%, +/_  1.00%
                                                             BBB            3.25% / 0.00%, +/_  1.00%
       Expected OC Targets**                                                                    2.50%
       ---------------------------------------------------------------------------------------------

       *        Credit Grades are based on Saxon Underwriting Guidelines.
       **       Approximate Size/Subordination levels are based upon the
                Collateral Stipulations outlined above and may be subject to change based upon the outlined variances.
       ***      Greater than or equals to
       ****     Less than or equal to
       *****    Greater than

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Saxon Asset Securities Trust 1999-5
         Classes AF, MF1, MF2, & BF Certificates
         $300,000,000 (approximate)
--------------------------------------------------------------------------------

                                 BOND SUMMARY*
                                 -------------


AF (To Maturity)
-------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption           0.0% PPC     75.0% PPC    90.0% PPC   100.0% PPC   125.0% PPC   150.0% PPC   175.0% PPC
Implied Seasoned CPR                  0.00%       18.00%       21.60%       24.00%       30.00%       36.00%       42.00%
-------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                       7.52         7.44         7.42         7.41         7.38         7.34         7.30
Average Life (yrs.)                  15.21         4.37         3.72         3.38         2.72         2.23         1.86
Modified Duration (yrs.)              8.37         3.26         2.88         2.66         2.23         1.89         1.61
First Principal Payment Date    12/25/1999   12/25/1999   12/25/1999   12/25/1999   12/25/1999   12/25/1999   12/25/1999
Last Principal Payment Date     09/25/2026   12/25/2019   04/25/2017   09/25/2015   07/25/2014   11/25/2011   11/25/2009
Payment Windows (mos.)                 322          241          209          190          176          144          120

MF-1 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption           0.0% PPC     75.0% PPC    90.0% PPC   100.0% PPC   125.0% PPC   150.0% PPC   175.0% PPC
Implied Seasoned CPR                  0.00%       18.00%       21.60%       24.00%       30.00%       36.00%       42.00%
-------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                       8.08         8.05         8.05         8.04         8.02         8.01         8.01
Average Life (yrs.)                  19.97         8.05         6.89         6.22         5.09         4.51         4.30
Modified Duration (yrs.)              9.51         5.51         4.90         4.55         3.93         3.59         3.49
First Principal Payment Date    11/25/2014   08/25/2003   01/25/2003   12/25/2002   02/25/2003   04/25/2003   06/25/2003
Last Principal Payment Date     06/25/2026   05/25/2015   11/25/2014   04/25/2014   04/25/2011   03/25/2009   08/25/2007
Payment Windows (mos.)                 140          142          143          137           99           72           51

MF-2 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption           0.0% PPC     75.0% PPC    90.0% PPC   100.0% PPC   125.0% PPC   150.0% PPC   175.0% PPC
Implied Seasoned CPR                  0.00%       18.00%       21.60%       24.00%       30.00%       36.00%       42.00%
-------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                       8.60         8.57         8.56         8.56         8.54         8.52         8.51
Average Life (yrs.)                  19.96         8.05         6.82         6.14         4.99         4.34         4.00
Modified Duration (yrs.)              9.14         5.39         4.79         4.44         3.81         3.44         3.24
First Principal Payment Date    11/25/2014   08/25/2003   01/25/2003   12/25/2002   01/25/2003   02/25/2003   03/25/2003
Last Principal Payment Date     04/25/2026   11/25/2014   06/25/2014   12/25/2012   04/25/2010   05/25/2008   12/25/2006
Payment Windows (mos.)                 138          136          138          121           88           64           46

BF (To Maturity)
-------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption           0.0% PPC     75.0% PPC    90.0% PPC   100.0% PPC   125.0% PPC   150.0% PPC   175.0% PPC
Implied Seasoned CPR                  0.00%       18.00%       21.60%       24.00%       30.00%       36.00%       42.00%
-------------------------------------------------------------------------------------------------------------------------
Yield @ 98.685                        9.64         9.69         9.71         9.72         9.75         9.77         9.78
Average Life (yrs.)                  19.89         7.87         6.58         5.93         4.80         4.15         3.76
Modified Duration (yrs.)              8.49         5.11         4.53         4.21         3.61         3.24         3.01
First Principal Payment Date    11/25/2014   08/25/2003   01/25/2003   12/25/2002   12/25/2002   12/25/2002   01/25/2003
Last Principal Payment Date     11/25/2025   10/25/2014   06/25/2012   03/25/2011   11/25/2008   03/25/2007   12/25/2005
Payment Windows (mos.)                 133          135          114          100           72           52           36

*Illustrative only based upon fixed rate Agency-conforming balance loans Underwritten by Saxon to Saxon's Underwriting Guidelines.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Saxon Asset Securities Trust 1999-5
         Class AF, MF1, MF2, & BF Certificates
         $300,000,000 (approximate)
--------------------------------------------------------------------------------

                                 BOND SUMMARY*
                                 -------------

AF (To Call)
-------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption           0.0% PPC     75.0% PPC    90.0% PPC   100.0% PPC   125.0% PPC   150.0% PPC   175.0% PPC
Implied Seasoned CPR                  0.00%       18.00%       21.60%       24.00%       30.00%       36.00%       42.00%
-------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                       7.52         7.42         7.40         7.38         7.34         7.30         7.25
Average Life (yrs.)                  15.12         4.13         3.49         3.15         2.52         2.07         1.72
Modified Duration (yrs.)              8.35         3.17         2.77         2.56         2.12         1.79         1.52
First Principal Payment Date    12/25/1999   12/25/1999   12/25/1999   12/25/1999   12/25/1999   12/25/1999   12/25/1999
Last Principal Payment Date     07/25/2024   03/25/2011   05/25/2009   05/25/2008   08/25/2006   05/25/2005   06/25/2004
Payment Windows (mos.)                 296          136          114          102           81           66           55

MF-1 (To Call)
-------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption           0.0% PPC     75.0% PPC    90.0% PPC   100.0% PPC   125.0% PPC   150.0% PPC   175.0% PPC
Implied Seasoned CPR                  0.00%       18.00%       21.60%       24.00%       30.00%       36.00%       42.00%
------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                       8.08         8.03         8.02         8.01         7.99         7.98         7.97
Average Life (yrs.)                  19.74         7.55         6.32         5.68         4.67         4.16         4.01
Modified Duration (yrs.)              9.48         5.33         4.68         4.31         3.71         3.40         3.31
First Principal Payment Date    11/25/2014   08/25/2003   01/25/2003   12/25/2002   02/25/2003   04/25/2003   06/25/2003
Last Principal Payment Date     07/25/2024   03/25/2011   05/25/2009   05/25/2008   08/25/2006   05/25/2005   06/25/2004
Payment Windows (mos.)                 117           92           77           66           43           26           13

MF-2 (To Call)
-------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption           0.0% PPC     75.0% PPC    90.0% PPC   100.0% PPC   125.0% PPC   150.0% PPC   175.0% PPC
Implied Seasoned CPR                  0.00%       18.00%       21.60%       24.00%       30.00%       36.00%       42.00%
-------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                       8.60         8.55         8.54         8.53         8.51         8.49         8.48
Average Life (yrs.)                  19.74         7.55         6.32         5.68         4.63         4.05         3.76
Modified Duration (yrs.)              9.11         5.22         4.59         4.24         3.64         3.28         3.09
First Principal Payment Date    11/25/2014   08/25/2003   01/25/2003   12/25/2002   01/25/2003   02/25/2003   03/25/2003
Last Principal Payment Date     07/25/2024   03/25/2011   05/25/2009   05/25/2008   08/25/2006   05/25/2005   06/25/2004
Payment Windows (mos.)                 117           92           77           66           44           28           16

BF (To Call)
-------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption           0.0% PPC     75.0% PPC    90.0% PPC   100.0% PPC   125.0% PPC   150.0% PPC   175.0% PPC
Implied Seasoned CPR                  0.00%       18.00%       21.60%       24.00%       30.00%       36.00%       42.00%
-------------------------------------------------------------------------------------------------------------------------
Yield @ 98.685                        9.64         9.69         9.71         9.72         9.75         9.77         9.79
Average Life (yrs.)                  19.74         7.55         6.32         5.68         4.61         3.99         3.63
Modified Duration (yrs.)              8.48         5.02         4.43         4.11         3.52         3.15         2.93
First Principal Payment Date    11/25/2014   08/25/2003   01/25/2003   12/25/2002   12/25/2002   12/25/2002   01/25/2003
Last Principal Payment Date     07/25/2024   03/25/2011   05/25/2009   05/25/2008   08/25/2006   05/25/2005   06/25/2004
Payment Windows (mos.)                 117           92           77           66           45           30           18

*Illustrative only based upon fixed rate Agency-conforming balance loans Underwritten by Saxon to Saxon's Underwriting Guidelines.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
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for the issuer in connection with the proposed transaction.